Exhibit 99.2

American Financial Group, Inc.
Investor Supplement - Third Quarter 2015
November 3, 2015
American Financial Group, Inc.
Corporate Headquarters
Great American Insurance Group Tower
301 E Fourth Street
Cincinnati, OH 45202
513 579 6739

American Financial Group, Inc. Table of Contents - Investor Supplement - Third Quarter 2015

American Financial Group, Inc. Financial Highlights (in millions, except per share information)

	Three Months Ended					Nine Months Ended
	09/30/15	06/30/15	03/31/15	12/31/14	09/30/14	09/30/15	09/30/14
Highlights
Core net operating earnings	$123	$115	$112	$122	$127	$350	$317
Net earnings	63	141	19	127	116	223	325
Total assets	50,557	49,424	48,307	47,535	46,552	50,557	46,552
Adjusted shareholders’ equity (a)	4,279	4,345	4,267	4,277	4,300	4,279	4,300
Property and Casualty net written premiums	1,319	1,026	926	1,025	1,242	3,271	2,995
Annuity statutory premiums	1,321	899	813	971	809	3,033	2,725
Per share data
Core net operating earnings per share	$1.38	$1.28	$1.25	$1.35	$1.40	$3.92	$3.47
Diluted earnings per share	0.71	1.57	0.21	1.41	1.28	2.49	3.56
Adjusted book value per share (a)	49.01	49.63	48.55	48.76	48.59	49.01	48.59
Cash dividends per common share	0.250	0.250	0.250	1.250	0.220	0.750	0.660
Financial ratios
Annualized core operating return on equity (b)	11.6%	10.9%	10.8%	11.7%	12.3%	11.1%	10.3%
Annualized return on equity (b)	5.9%	13.4%	1.8%	12.1%	11.1%	7.1%	10.6%
Property and Casualty combined ratio - Specialty:
Loss & LAE ratio	64.5%	61.0%	60.8%	64.0%	67.1%	62.2%	63.6%
Underwriting expense ratio	28.4%	33.9%	32.8%	28.6%	26.7%	31.5%	30.8%

Combined ratio - Specialty	92.9%	94.9%	93.6%	92.6%	93.8%	93.7%	94.4%

Net spread on fixed annuities:
Net interest spread	2.80%	2.77%	2.67%	2.64%	2.77%	2.75%	2.83%
Net spread earned:
Before impact of fair value accounting	1.37%	1.21%	1.49%	1.54%	1.50%	1.36%	1.57%
Impact of fair value accounting (c)	(0.35%)	0.18%	(0.28%)	(0.14%)	(0.02%)	(0.15%)	(0.16%)

After impact of fair value accounting	1.02%	1.39%	1.21%	1.40%	1.48%	1.21%	1.41%

(a)	Excludes appropriated retained earnings and unrealized gains related to fixed maturity investments.
(b)	Excludes appropriated retained earnings and accumulated other comprehensive income.
(c)	Change in fair value of derivatives offset by the estimated related adjustments to amortization of deferred sales inducements and deferred policy acquisition costs.

American Financial Group, Inc. Summary of Earnings ($ in millions)

	Three Months Ended					Nine Months Ended
	09/30/15	06/30/15	03/31/15	12/31/14	09/30/14	09/30/15	09/30/14
Property and Casualty Insurance
Underwriting profit	$82	$50	$60	$79	$70	$192	$157
Net investment income	83	83	79	75	76	245	219
Other expense	(12)	(12)	(10)	(13)	(16)	(34)	(41)

Property and Casualty Insurance operating earnings	153	121	129	141	130	403	335
Annuity earnings	67	88	75	85	86	230	243
Run-off Long-Term Care and Life (losses)/earnings	6	4	4	(7)	1	14	(3)
Interest expense of parent holding companies	(18)	(19)	(19)	(19)	(17)	(56)	(50)
Other expense	(19)	(20)	(22)	(16)	(13)	(61)	(58)

Pre-tax core operating earnings	189	174	167	184	187	530	467
Income tax expense	66	59	55	62	60	180	150

Core net operating earnings	123	115	112	122	127	350	317
Non-core items, net of tax:
Loss on sale of long-term care business	—	—	(105)	—	—	(105)	—
Gain on sale of hotel property	—	26	—	—	—	26	—
Other realized gains (losses)	(6)	—	12	5	8	6	27
Significant A&E charges:
Property and Casualty Insurance run-off operations	(44)	—	—	—	(15)	(44)	(15)
Former Railroad and Manufacturing operations	(8)	—	—	—	(4)	(8)	(4)
Other	(2)	—	—	—	—	(2)	—

Net earnings	$63	$141	$19	$127	$116	$223	$325

American Financial Group, Inc. Earnings Per Share Summary (in millions, except per share information)

	Three Months Ended					Nine Months Ended
	09/30/15	06/30/15	03/31/15	12/31/14	09/30/14	09/30/15	09/30/14
Core net operating earnings	$123	$115	$112	$122	$127	$350	$317

Net earnings	$63	$141	$19	$127	$116	$223	$325

Average number of diluted shares	89.343	89.503	89.377	89.772	90.873	89.407	91.360
Diluted earnings per share:
Core net operating earnings per share	$1.38	$1.28	$1.25	$1.35	$1.40	$3.92	$3.47
Loss on sale of long-term care business	—	—	(1.18)	—	—	(1.18)	—
Gain on sale of hotel property	—	0.29	—	—	—	0.29	—
Other realized gains (losses)	(0.06)	—	0.14	0.06	0.09	0.07	0.30
Significant A&E charges:
Property and Casualty Insurance run-off operations	(0.49)	—	—	—	(0.17)	(0.49)	(0.17)
Former Railroad and Manufacturing operations	(0.09)	—	—	—	(0.04)	(0.09)	(0.04)
Other	(0.03)	—	—	—	—	(0.03)	—

Diluted earnings per share	$0.71	$1.57	$0.21	$1.41	$1.28	$2.49	$3.56

American Financial Group, Inc. Property and Casualty Insurance - Summary Underwriting Results (GAAP) ($ in millions)

	Three Months Ended					Nine Months Ended
	09/30/15	06/30/15	03/31/15	12/31/14	09/30/14	09/30/15	09/30/14
Property and Transportation	$20	$(13)	$7	$22	$11	$14	$(1)
Specialty Casualty	31	37	28	36	32	96	100
Specialty Financial	26	24	22	18	21	72	46
Other Specialty	7	3	3	3	6	13	13

Underwriting profit - Specialty	84	51	60	79	70	195	158
Other core charges, included in loss and LAE	2	1	—	—	—	3	1

Underwriting profit - Core	82	50	60	79	70	192	157
Special A&E charges, included in loss and LAE	(67)	—	—	—	(24)	(67)	(24)

Underwriting profit - Property and Casualty Insurance	$15	$50	$60	$79	$46	$125	$133

Included in results above:
Current accident year catastrophe losses:
Catastrophe reinstatement premium	$—	$—	$—	$—	$—	$—	$—
Catastrophe loss	10	10	6	3	3	26	25

Total current accident year catastrophe losses	$10	$10	$6	$3	$3	$26	$25

Prior year loss reserve development (favorable) / adverse	$55	$(10)	$(7)	$10	$13	$38	$(4)

Combined ratio:
Property and Transportation	96.2%	104.0%	97.7%	94.6%	97.8%	98.7%	100.1%
Specialty Casualty	93.8%	92.7%	94.2%	92.9%	93.3%	93.6%	92.1%
Specialty Financial	80.6%	81.0%	81.7%	85.6%	81.6%	81.0%	86.7%
Other Specialty	67.3%	88.0%	89.3%	86.9%	78.0%	81.4%	82.1%
Combined ratio - Specialty	92.9%	94.9%	93.6%	92.6%	93.8%	93.7%	94.4%
Other core charges	0.1%	0.0%	0.1%	0.0%	0.1%	0.1%	0.0%
Special A&E charges	5.7%	0.0%	0.0%	0.0%	2.1%	2.2%	0.8%

Combined ratio	98.7%	94.9%	93.7%	92.6%	96.0%	96.0%	95.2%

Combined ratio excl. catastrophe and prior year development	93.2%	95.0%	93.8%	91.4%	94.5%	93.9%	94.5%

Loss and LAE components - property and casualty insurance
Current accident year, excluding catastrophe loss	64.8%	61.1%	61.0%	62.8%	67.8%	62.4%	63.7%
Prior accident year loss reserve development	4.6%	(1.1%)	(0.7%)	1.0%	1.2%	1.3%	(0.2%)
Current accident year catastrophe loss	0.9%	1.0%	0.6%	0.2%	0.3%	0.8%	0.9%

Loss and LAE ratio	70.3%	61.0%	60.9%	64.0%	69.3%	64.5%	64.4%

American Financial Group, Inc. Specialty - Underwriting Results (GAAP) ($ in millions)

	Three Months Ended					Nine Months Ended
	09/30/15	06/30/15	03/31/15	12/31/14	09/30/14	09/30/15	09/30/14
Gross written premiums	$1,962	$1,318	$1,196	$1,303	$1,859	$4,476	$4,174
Ceded reinsurance premiums	(643)	(292)	(270)	(278)	(617)	(1,205)	(1,179)

Net written premiums	1,319	1,026	926	1,025	1,242	3,271	2,995
Change in unearned premiums	(146)	(41)	20	36	(110)	(167)	(178)

Net earned premiums	1,173	985	946	1,061	1,132	3,104	2,817
Loss and LAE	756	600	576	679	760	1,932	1,790
Underwriting expense	333	334	310	303	302	977	869

Underwriting profit	$84	$51	$60	$79	$70	$195	$158

Included in results above:
Current accident year catastrophe losses:
Catastrophe reinstatement premium	$—	$—	$—	$—	$—	$—	$—
Catastrophe loss	10	10	6	3	3	26	25

Total current accident year catastrophe losses	$10	$10	$6	$3	$3	$26	$25

Prior year loss reserve development (favorable) / adverse	$(14)	$(11)	$(7)	$10	$(11)	$(32)	$(29)

Combined ratio:
Loss and LAE ratio	64.5%	61.0%	60.8%	64.0%	67.1%	62.2%	63.6%
Underwriting expense ratio	28.4%	33.9%	32.8%	28.6%	26.7%	31.5%	30.8%

Combined ratio	92.9%	94.9%	93.6%	92.6%	93.8%	93.7%	94.4%

Combined ratio excl. catastrophe and prior year development	93.2%	95.0%	93.8%	91.4%	94.5%	93.9%	94.5%

Loss and LAE components:
Current accident year, excluding catastrophe loss	64.8%	61.1%	61.0%	62.8%	67.8%	62.4%	63.7%
Prior accident year loss reserve development	(1.2%)	(1.1%)	(0.8%)	1.0%	(1.0%)	(1.0%)	(1.0%)
Current accident year catastrophe loss	0.9%	1.0%	0.6%	0.2%	0.3%	0.8%	0.9%

Loss and LAE ratio	64.5%	61.0%	60.8%	64.0%	67.1%	62.2%	63.6%

American Financial Group, Inc. Property and Transportation - Underwriting Results (GAAP) ($ in millions)

	Three Months Ended					Nine Months Ended
	09/30/15	06/30/15	03/31/15	12/31/14	09/30/14	09/30/15	09/30/14
Gross written premiums	$1,064	$500	$376	$482	$995	$1,940	$1,860
Ceded reinsurance premiums	(456)	(138)	(88)	(109)	(439)	(682)	(667)

Net written premiums	608	362	288	373	556	1,258	1,193
Change in unearned premiums	(91)	(35)	25	42	(52)	(101)	(64)

Net earned premiums	517	327	313	415	504	1,157	1,129
Loss and LAE	391	240	211	299	407	842	856
Underwriting expense	106	100	95	94	86	301	274

Underwriting profit (loss)	$20	$(13)	$7	$22	$11	$14	$(1)

Included in results above:
Current accident year catastrophe losses:
Catastrophe reinstatement premium	$—	$—	$—	$—	$—	$—	$—
Catastrophe loss	7	7	4	2	1	18	18

Total current accident year catastrophe losses	$7	$7	$4	$2	$1	$18	$18

Prior year loss reserve development (favorable) / adverse	$(2)	$6	$3	$3	$(5)	$7	$13

Combined ratio:
Loss and LAE ratio	75.7%	73.2%	67.5%	72.2%	80.7%	72.7%	75.8%
Underwriting expense ratio	20.5%	30.8%	30.2%	22.4%	17.1%	26.0%	24.3%

Combined ratio	96.2%	104.0%	97.7%	94.6%	97.8%	98.7%	100.1%

Combined ratio excl. catastrophe and prior year development	95.1%	100.2%	95.4%	93.7%	98.5%	96.6%	97.3%

Loss and LAE components:
Current accident year, excluding catastrophe loss	74.6%	69.4%	65.2%	71.3%	81.4%	70.6%	73.0%
Prior accident year loss reserve development	(0.4%)	1.7%	1.1%	0.6%	(0.9%)	0.5%	1.2%
Current accident year catastrophe loss	1.5%	2.1%	1.2%	0.3%	0.2%	1.6%	1.6%

Loss and LAE ratio	75.7%	73.2%	67.5%	72.2%	80.7%	72.7%	75.8%

American Financial Group, Inc. Specialty Casualty - Underwriting Results (GAAP) ($ in millions)

	Three Months Ended					Nine Months Ended
	09/30/15	06/30/15	03/31/15	12/31/14	09/30/14	09/30/15	09/30/14
Gross written premiums	$734	$661	$683	$660	$707	$2,078	$1,869
Ceded reinsurance premiums	(189)	(158)	(182)	(162)	(171)	(529)	(503)

Net written premiums	545	503	501	498	536	1,549	1,366
Change in unearned premiums	(42)	—	(11)	1	(50)	(53)	(100)

Net earned premiums	503	503	490	499	486	1,496	1,266
Loss and LAE	323	311	316	325	310	950	782
Underwriting expense	149	155	146	138	144	450	384

Underwriting profit	$31	$37	$28	$36	$32	$96	$100

Included in results above:
Current accident year catastrophe losses:
Catastrophe reinstatement premium	$—	$—	$—	$—	$—	$—	$—
Catastrophe loss	1	1	1	1	1	3	3

Total current accident year catastrophe losses	$1	$1	$1	$1	$1	$3	$3

Prior year loss reserve development (favorable) / adverse	$3	$(7)	$—	$14	$7	$(4)	$(21)

Combined ratio:
Loss and LAE ratio	64.2%	61.9%	64.4%	65.1%	63.7%	63.5%	61.8%
Underwriting expense ratio	29.6%	30.8%	29.8%	27.8%	29.6%	30.1%	30.3%

Combined ratio	93.8%	92.7%	94.2%	92.9%	93.3%	93.6%	92.1%

Combined ratio excl. catastrophe and prior year development	92.9%	94.0%	93.9%	89.9%	91.6%	93.6%	93.5%

Loss and LAE components:
Current accident year, excluding catastrophe loss	63.3%	63.2%	64.1%	62.1%	62.0%	63.5%	63.2%
Prior accident year loss reserve development	0.6%	(1.4%)	0.0%	2.9%	1.3%	(0.2%)	(1.7%)
Current accident year catastrophe loss	0.3%	0.1%	0.3%	0.1%	0.4%	0.2%	0.3%

Loss and LAE ratio	64.2%	61.9%	64.4%	65.1%	63.7%	63.5%	61.8%

American Financial Group, Inc. Specialty Financial - Underwriting Results (GAAP) ($ in millions)

	Three Months Ended					Nine Months Ended
	09/30/15	06/30/15	03/31/15	12/31/14	09/30/14	09/30/15	09/30/14
Gross written premiums	$164	$157	$137	$160	$157	$458	$445
Ceded reinsurance premiums	(27)	(21)	(22)	(29)	(36)	(70)	(88)

Net written premiums	137	136	115	131	121	388	357
Change in unearned premiums	(6)	(7)	5	(10)	(6)	(8)	(9)

Net earned premiums	131	129	120	121	115	380	348
Loss and LAE	36	36	36	42	32	108	117
Underwriting expense	69	69	62	61	62	200	185

Underwriting profit	$26	$24	$22	$18	$21	$72	$46

Included in results above:
Current accident year catastrophe losses:
Catastrophe reinstatement premium	$—	$—	$—	$—	$—	$—	$—
Catastrophe loss	1	2	1	—	—	4	3

Total current accident year catastrophe losses	$1	$2	$1	$—	$—	$4	$3

Prior year loss reserve development (favorable) / adverse	$(8)	$(8)	$(9)	$(4)	$(10)	$(25)	$(13)

Combined ratio:
Loss and LAE ratio	27.7%	27.7%	30.4%	34.5%	27.7%	28.5%	33.6%
Underwriting expense ratio	52.9%	53.3%	51.3%	51.1%	53.9%	52.5%	53.1%

Combined ratio	80.6%	81.0%	81.7%	85.6%	81.6%	81.0%	86.7%

Combined ratio excl. catastrophe and prior year development	85.8%	85.2%	88.5%	88.8%	90.3%	86.4%	89.7%

Loss and LAE components:
Current accident year, excluding catastrophe loss	32.9%	31.9%	37.2%	37.7%	36.4%	33.9%	36.6%
Prior accident year loss reserve development	(5.8%)	(6.2%)	(7.3%)	(3.3%)	(9.0%)	(6.5%)	(3.9%)
Current accident year catastrophe loss	0.6%	2.0%	0.5%	0.1%	0.3%	1.1%	0.9%

Loss and LAE ratio	27.7%	27.7%	30.4%	34.5%	27.7%	28.5%	33.6%

American Financial Group, Inc. Other Specialty - Underwriting Results (GAAP) ($ in millions)

	Three Months Ended					Nine Months Ended
	09/30/15	06/30/15	03/31/15	12/31/14	09/30/14	09/30/15	09/30/14
Gross written premiums	$—	$—	$—	$1	$—	$—	$—
Ceded reinsurance premiums	29	25	22	22	29	76	79

Net written premiums	29	25	22	23	29	76	79
Change in unearned premiums	(7)	1	1	3	(2)	(5)	(5)

Net earned premiums	22	26	23	26	27	71	74
Loss and LAE	6	13	13	13	11	32	35
Underwriting expense	9	10	7	10	10	26	26

Underwriting profit	$7	$3	$3	$3	$6	$13	$13

Included in results above:
Current accident year catastrophe losses:
Catastrophe reinstatement premium	$—	$—	$—	$—	$—	$—	$—
Catastrophe loss	1	—	—	—	1	1	1

Total current accident year catastrophe losses	$1	$—	$—	$—	$1	$1	$1

Prior year loss reserve development (favorable) / adverse	$(7)	$(2)	$(1)	$(3)	$(3)	$(10)	$(8)

Combined ratio:
Loss and LAE ratio	29.4%	52.4%	54.4%	49.6%	43.4%	45.3%	47.3%
Underwriting expense ratio	37.9%	35.6%	34.9%	37.3%	34.6%	36.1%	34.8%

Combined ratio	67.3%	88.0%	89.3%	86.9%	78.0%	81.4%	82.1%

Combined ratio excl. catastrophe and prior year development	97.6%	93.2%	96.6%	97.4%	85.6%	95.7%	91.1%

American Financial Group, Inc. Annuity Earnings (GAAP) ($ in millions)

	Three Months Ended					Nine Months Ended
	09/30/15	06/30/15	03/31/15	12/31/14	09/30/14	09/30/15	09/30/14
Net investment income	$317	$306	$292	$285	$287	$915	$851
Guaranteed withdrawal benefit fees	11	10	10	9	9	31	25
Policy charges and other miscellaneous income	11	12	14	12	11	37	32

Total revenues	339	328	316	306	307	983	908
Annuity benefits expense	208	151	184	157	157	543	491
Acquisition expenses	42	60	34	47	41	136	109
Other expenses	22	29	23	17	23	74	65

Total costs and expenses	272	240	241	221	221	753	665

Core Annuity earnings before income taxes	$67	$88	$75	$85	$86	$230	$243

Detail of core Annuity earnings before income taxes
Core earnings before income taxes and impact of fair value accounting	$89	$77	$92	$93	$87	$258	$269
Impact of fair value accounting (a)	(22)	11	(17)	(8)	(1)	(28)	(26)

Core Annuity earnings before income taxes	$67	$88	$75	$85	$86	$230	$243

(a)	Change in fair value of derivatives offset by the estimated related adjustments to amortization of deferred sales inducements and deferred policy acquisition costs.

American Financial Group, Inc. Detail of Annuity Benefits Expense (GAAP) ($ in millions)

	Three Months Ended					Nine Months Ended
	09/30/15	06/30/15	03/31/15	12/31/14	09/30/14	09/30/15	09/30/14
Detail of annuity benefits expense:
Interest credited - fixed	$135	$131	$128	$127	$126	$394	$370
Interest credited - fixed component of variable annuities	2	2	1	1	2	5	5
Change in expected death and annuitization reserve	5	5	4	4	5	14	14
Amortization of sales inducements	6	7	7	6	7	20	20
Guaranteed withdrawal benefit reserve	20	16	12	11	12	48	30
Change in other benefit reserves	3	12	2	1	3	17	11
Unlockings (a)	—	—	—	(11)	—	—	—

Subtotal before impact of fair value accounting	171	173	154	139	155	498	450
Embedded derivative mark-to-market (b)	(130)	(19)	50	87	21	(99)	153
Equity option mark-to-market	167	(3)	(20)	(69)	(19)	144	(112)

Subtotal impact of fair value accounting	37	(22)	30	18	2	45	41

Total annuity benefits expense	$208	$151	$184	$157	$157	$543	$491

(a)	Includes unlockings for fixed indexed annuity embedded derivative reserves, sales inducement asset and other reserves. Does not include unlocking charge of $10mm in the 4th quarter of 2014 for deferred policy acquisition costs and unearned revenue reserves. These unlockings are included in acquisition expenses. In total AFG recorded an unlocking expense reduction of $1mm in the 4th quarter of 2014.
(b)	Excludes unlocking impact of ($58mm) in the 4th quarter of 2014.

American Financial Group, Inc. Net Spread on Fixed Annuities (GAAP) ($ in millions)

	Three Months Ended					Nine Months Ended
	09/30/15	06/30/15	03/31/15	12/31/14	09/30/14	09/30/15	09/30/14
Average fixed annuity investments (at amortized cost)	$25,642	$24,711	$23,943	$23,334	$22,730	$24,765	$22,077
Average annuity benefits accumulated	25,316	24,474	23,752	23,104	22,475	24,514	21,790

Investments in excess of annuity benefits accumulated	$326	$237	$191	$230	$255	$251	$287

As % of average annuity benefits accumulated (except as noted)
Net investment income (as % of investments)	4.92%	4.91%	4.83%	4.85%	5.01%	4.89%	5.09%
Interest credited	(2.12%)	(2.14%)	(2.16%)	(2.21%)	(2.24%)	(2.14%)	(2.26%)

Net interest spread on fixed annuities	2.80%	2.77%	2.67%	2.64%	2.77%	2.75%	2.83%
Policy charges and other miscellaneous income	0.12%	0.13%	0.20%	0.14%	0.14%	0.15%	0.13%
Other annuity benefit expenses, net	(0.36%)	(0.49%)	(0.25%)	(0.20%)	(0.33%)	(0.36%)	(0.30%)
Acquisition expenses	(0.61%)	(0.94%)	(0.55%)	(0.61%)	(0.69%)	(0.70%)	(0.63%)
Other expenses	(0.34%)	(0.43%)	(0.36%)	(0.28%)	(0.37%)	(0.38%)	(0.37%)
Change in fair value of derivatives	(0.59%)	0.35%	(0.50%)	(0.31%)	(0.04%)	(0.25%)	(0.25%)
Unlockings	0.00%	0.00%	0.00%	0.02%	0.00%	0.00%	0.00%

Net spread earned on fixed annuities - core	1.02%	1.39%	1.21%	1.40%	1.48%	1.21%	1.41%

Average annuity benefits accumulated	$25,316	$24,474	$23,752	$23,104	$22,475	$24,514	$21,790
Net spread earned on fixed annuities	1.02%	1.39%	1.21%	1.40%	1.48%	1.21%	1.41%

Earnings on fixed annuity benefits accumulated	$65	$85	$72	$81	$83	$222	$231
Investments in excess of annuity benefits accumulated	$326	$237	$191	$230	$255	$251	$287
Net investment income (as % of investments)	4.92%	4.91%	4.83%	4.85%	5.01%	4.89%	5.09%

Earnings on investments in excess of annuity benefits accumulated	$4	$3	$2	$3	$3	$9	$11
Variable annuity earnings	(2)	—	1	1	—	(1)	1

Earnings before income taxes - core	$67	$88	$75	$85	$86	$230	$243

Detail of net spread earned on fixed annuities - core
Net spread earned core - before impact of fair value accounting	1.37%	1.21%	1.49%	1.54%	1.50%	1.36%	1.57%
Impact of fair value accounting (a)	(0.35%)	0.18%	(0.28%)	(0.14%)	(0.02%)	(0.15%)	(0.16%)

Net spread earned core - after impact of fair value accounting	1.02%	1.39%	1.21%	1.40%	1.48%	1.21%	1.41%

(a)	Change in fair value of derivatives offset by the estimated related adjustments to amortization of deferred sales inducements and deferred policy acquisition costs.

American Financial Group Annuity Premiums (Statutory) ($ in millions)

	Three Months Ended					Nine months ended
	09/30/15	06/30/15	03/31/15	12/31/14	09/30/14	09/30/15	09/30/14
Retail single premium annuities - indexed	$617	$404	$349	$405	$339	$1,370	$1,128
Retail single premium annuities - fixed	22	18	12	19	18	52	82
Financial institutions single premium annuities - indexed	554	369	356	426	333	1,279	1,063
Financial institutions single premium annuities - fixed	71	48	38	61	62	157	271
Education market - fixed and indexed annuities	47	49	47	49	46	143	145

Subtotal fixed annuity premiums	1,311	888	802	960	798	3,001	2,689
Variable annuities	10	11	11	11	11	32	36

Total annuity premiums	$1,321	$899	$813	$971	$809	$3,033	$2,725

American Financial Group, Inc. Fixed Annuity Benefits Accumulated (GAAP) ($ in millions)

	Three Months Ended					Nine Months Ended
	09/30/15	06/30/15	03/31/15	12/31/14	09/30/14	09/30/15	09/30/14
Beginning fixed annuity reserves	$24,906	$24,042	$23,462	$22,745	$22,205	$23,462	$20,679
Premiums	1,311	888	802	960	798	3,001	2,689
Federal Home Loan Bank advances	—	300	—	—	—	300	—
Surrenders, benefits and other withdrawals	(526)	(471)	(420)	(464)	(426)	(1,417)	(1,209)
Interest and other annuity benefit expenses:
Interest credited	135	131	128	127	126	394	370
Embedded derivative mark-to-market	(130)	(19)	50	87	21	(99)	153
Change in other benefit reserves	29	35	20	18	21	84	63
Unlockings	—	—	—	(11)	—	—	—

Ending fixed annuity reserves	$25,725	$24,906	$24,042	$23,462	$22,745	$25,725	$22,745

Reconciliation to annuity benefits accumulated:
Ending fixed annuity reserves	$25,725	$24,906	$24,042	$23,462	$22,745	$25,725	$22,745
Impact of unrealized investment gains on reserves	113	107	179	111	107	113	107
Fixed component of variable annuities	188	190	190	191	192	188	192

Annuity benefits accumulated per balance sheet	$26,026	$25,203	$24,411	$23,764	$23,044	$26,026	$23,044

Annualized surrenders and other withdrawals as a % of beginning reserves	8.4%	7.8%	7.2%	8.2%	7.7%	8.1%	7.8%

American Financial Group, Inc. Consolidated Balance Sheet ($ in millions)

	09/30/15	06/30/15	03/31/15	12/31/14	09/30/14	06/30/14
Assets:
Total cash and investments	$38,132	$37,644	$37,384	$36,210	$35,151	$34,843
Recoverables from reinsurers	3,151	3,075	3,046	3,238	3,134	3,107
Prepaid reinsurance premiums	604	499	475	469	587	489
Agents’ balances and premiums receivable	976	959	864	889	901	902
Deferred policy acquisition costs	993	965	756	821	858	806
Assets of managed investment entities	3,613	3,629	3,279	3,108	2,946	2,799
Other receivables	1,241	660	641	910	1,140	527
Variable annuity assets (separate accounts)	595	655	667	662	649	681
Other assets	1,051	1,137	994	1,027	985	1,001
Goodwill	201	201	201	201	201	200

Total assets	$50,557	$49,424	$48,307	$47,535	$46,552	$45,355

Liabilities and Equity:
Unpaid losses and loss adjustment expenses	$8,061	$7,744	$7,636	$7,872	$7,645	$7,370
Unearned premiums	2,238	2,004	1,936	1,956	2,114	1,911
Annuity benefits accumulated	26,026	25,203	24,411	23,764	23,044	22,516
Life, accident and health reserves	2,159	2,156	2,195	2,175	2,098	2,082
Payable to reinsurers	724	511	494	645	673	445
Liabilities of managed investment entities	3,287	3,309	2,952	2,819	2,625	2,499
Long-term debt	880	1,024	1,061	1,061	1,062	912
Variable annuity liabilities (separate accounts)	595	655	667	662	649	681
Other liabilities	1,681	1,834	1,855	1,527	1,564	1,781

Total liabilities	$45,651	$44,440	$43,207	$42,481	$41,474	$40,197
Shareholders’ equity:
Common stock	$87	$88	$88	$88	$88	$90
Capital surplus	1,195	1,183	1,173	1,152	1,150	1,152
Appropriated retained earnings	—	—	—	(2)	2	31
Unappropriated retained earnings	2,981	2,968	2,886	2,914	2,946	2,913
Unrealized gains - fixed maturities	445	457	656	604	602	656
Unrealized gains - equities	44	130	143	139	124	149
Other comprehensive income, net of tax	(28)	(24)	(23)	(16)	(8)	(6)

Total shareholders’ equity	4,724	4,802	4,923	4,879	4,904	4,985
Noncontrolling interests	182	182	177	175	174	173

Total liabilities and equity	$50,557	$49,424	$48,307	$47,535	$46,552	$45,355

American Financial Group, Inc. Book Value Per Share and Price / Book Summary (in millions, except per share information)

	09/30/15	06/30/15	03/31/15	12/31/14	09/30/14	06/30/14
Shareholders’ equity	$4,724	$4,802	$4,923	$4,879	$4,904	$4,985
Appropriated retained earnings	—	—	—	2	(2)	(31)

Shareholders’ equity, excluding appropriated retained earnings	4,724	4,802	4,923	4,881	4,902	4,954
Unrealized (gains) on fixed maturities	(445)	(457)	(656)	(604)	(602)	(656)

Adjusted shareholders’ equity	4,279	4,345	4,267	4,277	4,300	4,298
Goodwill	(201)	(201)	(201)	(201)	(201)	(200)
Intangibles	(51)	(53)	(55)	(57)	(63)	(66)

Tangible adjusted shareholders’ equity	$4,027	$4,091	$4,011	$4,019	$4,036	$4,032

Common shares outstanding	87.327	87.540	87.886	87.709	88.491	89.618
Book value per share:
Excluding appropriated retained earnings (a)	$54.10	$54.86	$56.01	$55.65	$55.39	$55.27
Adjusted (b)	49.01	49.63	48.55	48.76	48.59	47.95
Tangible, adjusted (c)	46.12	46.73	45.63	45.82	45.61	44.99
Market capitalization
AFG’s closing common share price	$68.91	$65.04	$64.15	$60.72	$57.89	$59.56
Market capitalization	$6,018	$5,694	$5,638	$5,326	$5,123	$5,338
Price / Adjusted book value ratio	1.41	1.31	1.32	1.25	1.19	1.24

(a)	Excludes appropriated retained earnings.
(b)	Excludes appropriated retained earnings and unrealized gains related to fixed maturity investments.
(c)	Excludes appropriated retained earnings, unrealized gains related to fixed maturity investments, goodwill and intangibles.

American Financial Group, Inc. Capitalization ($ in millions)

	09/30/15	06/30/15	03/31/15	12/31/14	09/30/14	06/30/14
AFG senior obligations	$708	$840	$840	$840	$840	$840
Borrowings drawn under credit facility	—	—	—	—	—	—
Obligations of subsidiaries - other	12	12	12	12	12	12

Debt excluding subordinated debt & debt secured by real estate	$720	$852	$852	$852	$852	$852
AFG subordinated debentures	150	150	150	150	150	—
Obligations of subsidiaries - secured by real estate	10	22	59	59	60	60
Payable to subsidiary trusts - subordinated	—	—	—	—	—	—

Total Long-term debt	$880	$1,024	$1,061	$1,061	$1,062	$912
Shareholders’ equity	4,724	4,802	4,923	4,879	4,904	4,985
Noncontrolling interests	182	182	177	175	174	173
Less:
Appropriated retained earnings	—	—	—	2	(2)	(31)
Unrealized gains related to fixed maturity investments	(445)	(457)	(656)	(604)	(602)	(656)

Total adjusted capital	$5,341	$5,551	$5,505	$5,513	$5,536	$5,383

Less:
Obligations of subsidiaries - secured by real estate	(10)	(22)	(59)	(59)	(60)	(60)

Total adjusted capital excluding obligations secured by real estate	$5,331	$5,529	$5,446	$5,454	$5,476	$5,323

Ratio of debt to total adjusted capital:
Including subordinated debt & debt secured by real estate	16.5%	18.4%	19.3%	19.2%	19.2%	16.9%
Excluding subordinated debt & debt secured by real estate	13.5%	15.4%	15.6%	15.6%	15.6%	16.0%

American Financial Group, Inc. Additional Supplemental Information ($ in millions)

	Three Months Ended					Nine months ended
	09/30/15	06/30/15	03/31/15	12/31/14	09/30/14	09/30/15	09/30/14
Property and Casualty Insurance
Paid Losses (GAAP)	$585	$526	$617	$562	$528	$1,728	$1,568

	09/30/15	06/30/15	03/31/15	12/31/14	09/30/14	6/30/2014
Statutory Surplus
Property and Casualty Insurance	$2,356	$2,399	$2,340	$2,286	$2,206	$2,227
AFG’s principal annuity subsidiaries (total adjusted capital)	$1,816	$1,911	$1,861	$1,822	$1,818	$1,751
Allowable dividends without regulatory approval
Property and Casualty Insurance	$315	$315	$315	$315	$335	$335
Annuity and Run-off	358	358	358	358	275	275

Total	$673	$673	$673	$673	$610	$610

American Financial Group, Inc. Total Cash and Investments and Quarterly Net Investment Income September 30, 2015 ($ in millions)

	Carrying Value
	Property and Casualty Insurance	Annuity and Run-off*	Other	Consolidate CLOs	Total AFG Consolidated	% of Investment Portfolio
Total cash and investments:
Cash and cash equivalents	$570	$177	$147	$—	$894	2%
Fixed maturities - Available for sale	6,648	26,452	14	—	33,114	87%
Fixed maturities - Trading	147	122	—	—	269	1%
Equity securities	1,209	576	46	—	1,831	5%
Policy loans	—	221	—	—	221	0%
Mortgage loans	187	807	—	—	994	3%
Real estate and other investments	442	673	18	(324)	809	2%

Total cash and investments	$9,203	$29,028	$225	$(324)	$38,132	100%

*	Total cash and investments in Annuity and Run-off segment includes $1.37 billion in cash and investments held by AFG’s two long-term care insurance subsidiaries, which are being sold.

	Property and Casualty Insurance	Annuity and Run-off	Other	Consolidate CLOs	Total AFG Consolidated
Total quarterly net investment income:
Fixed maturities - Available for sale	$62	$307	$—	$—	$369
Fixed maturities - Trading	—	1	—	—	1
Equity securities	12	6	2	—	20
Equity in investees	7	11	—	—	18
Other investments	4	15	—	3	22

Gross investment income	85	340	2	3	430
Investment expenses	(2)	(3)	—	—	(5)

Total net investment income	$83	$337	$2	$3	$425

	Equity Securities
			Unrealized
	Cost	Fair Value	Gain (Loss)
Annuity and Run-off	$585	$576	$(9)
Property and Casualty Insurance	1,132	1,209	77
Other	46	46	—

Total AFG consolidated	$1,763	$1,831	$68

American Financial Group, Inc. Fixed Maturities - By Security Type - AFG Consolidated September 30, 2015 ($ in millions )

					% of
	Amortized		Unrealized	% of	Investment
	Cost	Fair Value	Gain (Loss)	Fair Value	Portfolio
US Government and government agencies	$345	$351	$6	1%	1%
States, municipalities and political subdivisions	6,904	7,196	292	22%	19%
Foreign government	246	255	9	1%	1%
Residential mortgage-backed securities	3,546	3,885	339	12%	10%
Commercial mortgage-backed securities	2,185	2,297	112	7%	6%
Asset-backed securities	4,674	4,702	28	14%	12%
Corporate bonds
Manufacturing	2,608	2,690	82	8%	7%
Banks, lending and credit institutions	3,348	3,449	101	10%	9%
Gas and electric services	1,386	1,468	82	4%	4%
Insurance and insurance related	1,023	1,077	54	3%	3%
Other corporate	5,872	6,013	141	18%	16%

Total AFG consolidated	$32,137	$33,383	$1,246	100%	88%

Annuity and Run-off	$25,500	$26,574	1,074	80%	70%
Property and Casualty Insurance	6,634	6,795	161	20%	18%
Other	3	14	11	0%	0%

Total AFG consolidated	$32,137	$33,383	$1,246	100%	88%

Annualized yield on available for sale fixed maturities:
Excluding investment expense (a)	4.71%
Net of investment expense (a)	4.65%
Approximate average life and duration:
Approximate average life	6.5 years
Approximate duration	5 years

(a)	Annualized yield is calculated by dividing investment income for the quarter by the average cost over the quarter. Average cost is the average of the beginning and ending quarter asset balances.

American Financial Group, Inc. Fixed Maturities - By Security Type Portfolio September 30, 2015 ($ in millions )

	Amortized		Unrealized	% of
Annuity and Run-off:	Cost	Fair Value	Gain (Loss)	Fair Value
US Government and government agencies	$82	$83	$1	0%
States, municipalities and political subdivisions	4,161	4,370	209	16%
Foreign government	17	20	3	0%
Residential mortgage-backed securities	2,640	2,920	280	11%
Commercial mortgage-backed securities	1,971	2,077	106	8%
Asset-backed securities	3,326	3,351	25	13%
Corporate debt	13,303	13,753	450	52%

Total Annuity and Run-off	$25,500	$26,574	$1,074	100%

Annualized yield on available for sale fixed maturities:
Excluding investment expense (a)	4.93%
Net of investment expense (a)	4.88%
Approximate average life and duration:
Approximate average life	7 years
Approximate duration	5 years

	Amortized		Unrealized	% of
Property and Casualty Insurance:	Cost	Fair Value	Gain (Loss)	Fair Value
US Government and government agencies	$261	$266	$5	4%
States, municipalities and political subdivisions	2,743	2,826	83	42%
Foreign government	229	235	6	3%
Residential mortgage-backed securities	905	953	48	14%
Commercial mortgage-backed securities	214	220	6	3%
Asset-backed securities	1,348	1,351	3	20%
Corporate debt	934	944	10	14%

Property and Casualty Insurance	$6,634	$6,795	$161	100%

Annualized yield on available for sale fixed maturities:
Excluding investment expense (a)	3.87%
Net of investment expense (a)	3.75%
Tax equivalent, net of investment expense (b)	4.62%
Approximate average life and duration:
Approximate average life	5 years
Approximate duration	3.5 years

(a)	Annualized yield is calculated by dividing investment income for the quarter by the average cost over the quarter. Average cost is the average of the beginning and ending quarter asset balances.
(b)	Adjusts the yield on tax-exempt bonds to the fully taxable equivalent yield.

American Financial Group, Inc. Fixed Maturities - Credit Rating and NAIC Designation September 30, 2015 ($ in millions)

	GAAP Data
	Amortized		Unrealized	% of
By Credit Rating	Cost	Fair Value	Gain (Loss)	Fair Value
Investment grade
AAA	$6,650	$6,852	$202	21%
AA	6,695	6,934	239	21%
A	8,271	8,615	344	26%
BBB	6,659	6,844	185	20%

Subtotal - Investment grade	28,275	29,245	970	88%
BB	803	791	(12)	2%
B	378	383	5	1%
Other	2,681	2,964	283	9%

Total	$32,137	$33,383	$1,246	100%

If two agencies rate a security, the rating displayed above is the lower of the two; if three or more agencies rate a security, the rating displayed is the second lowest.

	Statutory Data
By NAIC Designation	Carrying Value	% of Carrying Value	Amortized Cost	Fair Value	Unrealized Gain (Loss)
NAIC 1	$24,134	76%	$24,135	$25,203	$1,068
NAIC 2	6,828	22%	6,828	7,004	176

	30,962	98%	30,963	32,207	1,244
NAIC 3	686	2%	691	677	(14)
NAIC 4	145	0%	147	147	—
NAIC 5	50	0%	50	61	11
NAIC 6	41	0%	44	58	14

Total	$31,884	100%	$31,895	$33,150	$1,255

American Financial Group, Inc. Mortgage-Backed Securities - AFG Consolidated September 30, 2015 ($ in millions)

By Asset Type	Amortized Cost	Fair Value	Unrealized Gain (Loss)	% of Fair Value	% of Investment Portfolio
Residential
Agency	$294	$306	$12	5%	1%
Prime (Non-Agency)	1,624	1,807	183	29%	5%
Alt-A	848	940	92	15%	2%
Subprime	780	832	52	14%	2%

Subtotal - Residential	3,546	3,885	339	63%	10%
Commercial	2,185	2,297	112	37%	6%

Total AFG consolidated	$5,731	$6,182	$451	100%	16%

Annuity and Run-off	$4,611	$4,997	$386	81%	13%
Property and Casualty Insurance	1,119	1,173	54	19%	3%
Other	1	12	11	0%	0%

Total AFG consolidated	$5,731	$6,182	$451	100%	16%

•	Substantially all of AFG’s MBS securities are either senior tranches of securitizations or collateralized by senior tranches of securitizations.

•	The average amortized cost as a percent of par is - Prime 82%; Alt-A 77%; Subprime 86%; CMBS 99%.

•	The average FICO score of our residential MBS securities is - Prime 741; Alt-A 712; Subprime 637.

•	99.7% of our Commercial MBS portfolio is investment-grade rated (84% AAA) and the average subordination for this group of assets is 39%.

•	The approximate average life by collateral type is - Residential 5.0 years; Commercial 3.0 years.

American Financial Group, Inc. Mortgage-Backed Securities Portfolio September 30, 2015 ($ in millions)

Annuity and Run-off: By Asset Type	Amortized Cost	Fair Value	Unrealized Gain (Loss)	% of Fair Value	%of Investment Portfolio
Residential
Agency	$134	$143	$9	3%	0%
Prime (Non-Agency)	1,401	1,559	158	31%	5%
Alt-A	620	693	73	14%	2%
Subprime	485	525	40	10%	2%

Subtotal - Residential	2,640	2,920	280	58%	9%
Commercial	1,971	2,077	106	42%	7%

Total Annuity and Run-off	$4,611	$4,997	$386	100%	16%

Property and Casualty Insurance: By Asset Type	Amortized Cost	Fair Value	Unrealized Gain (Loss)	% of Fair Value	% of Investment Portfolio
Residential
Agency	$160	$163	$3	14%	2%
Prime (Non-Agency)	222	236	14	20%	3%
Alt-A	228	247	19	21%	3%
Subprime	295	307	12	26%	3%

Subtotal - Residential	905	953	48	81%	11%
Commercial	214	220	6	19%	2%

Total Property and Casualty Insurance	$1,119	$1,173	$54	100%	13%

American Financial Group, Inc. Mortgage-Backed Securities - Credit Rating and NAIC Designation September 30, 2015 ($ in millions)

	GAAP data
	Amortized		Unrealized	% of
By Credit Rating	Cost	Fair Value	Gain (Loss)	Fair Value
Investment grade
AAA	$2,537	$2,662	$125	43%
AA	276	287	11	4%
A	405	425	20	7%
BBB	222	240	18	4%

Subtotal - investment grade	3,440	3,614	174	58%
BB	261	267	6	4%
B	327	334	7	6%
Other	1,703	1,967	264	32%

Total	$5,731	$6,182	$451	100%

If two agencies rate a security, the rating displayed above is the lower of the two; if three or more agencies rate a security, the rating displayed is the second lowest.

	Statutory data
By NAIC Designation	Carrying Value	% of Carrying Value	Amortized Cost	Fair Value	Unrealized Gain (Loss)
NAIC 1	$5,472	97%	$5,473	$5,943	$470
NAIC 2	58	1%	58	59	1

	5,530	98%	5,531	6,002	471
NAIC 3	49	1%	49	51	2
NAIC 4	56	1%	56	59	3
NAIC 5	18	0%	18	29	11
NAIC 6	2	0%	2	16	14

Total	$5,655	100%	$5,656	$6,157	$501